SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2018

AB International Group Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-55979	37-1740351
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16th Floor, Rich Towers, 2 Blenheim Avenue Tsim Sha Tsui, Kowloon, Hong Kong	________
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (852) 2622-2891

______________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Item 1.02 Termination of a Material Definitive Agreement

As previously reported, on or about May 9, 2018, the Company entered into an investor agreement with iCrowdU Inc. The Company agreed to purchase 228,013 shares of iCrowdU Inc. at a share price of $1.228 for total consideration of $280,000. Furthermore, it was agreed to exchange 2,000,000 shares of common stock of the Company for 2,000,000 shares of common stock in iCrowdU Inc. This share exchange was made as collateral in advance of an investment of $1,935,000 by the Company into iCrowdU Inc., which never occurred.

Also as previously reported, on or about May 9, 2018, the Company entered into consultancy agreements with Alexander Holtermann, Ian Wright and Luis Hadic. Each of Messrs. Holtermann, Wright and Hadic received 200,000 shares of the Company’s common stock under the consultancy agreements.

Also as previously reported, on or about July 26, 2018, the Company entered into an investment agreement with iCrowdU Inc. for the purchase of 40% of iCrowdU in exchange for 8,000,000 shares in the Company that would be split between Messrs. Holtermann and Wright at 70% and 30%, respectively, and an investment of $10,000,000. The 8,000,000 shares were cut but not delivered to Messrs. Holtermann and Wright and no part of the $10,000,000 was invested by the Company into iCrowdU Inc.

Also as previously reported, on or about July 31, 2018, the Company entered into employment agreements with Messrs. Holtermann and Wright for the consideration provided for under the agreements.

On October 25, 2018, the above parties entered into an Agreement for Termination and Release that terminated all outstanding agreements among the parties and released each party from the other. The Company agreed to settle outstanding expenses and costs incurred by iCrowdU Inc., in the sum of $6,444.90. In addition, all parties agreed to return any shares received from the above agreements, save the Company shall be permitted to retain the 228,013 shares purchased in iCrowdU Inc. Finally, the Company agreed to amend its Current Report on Form 8-K concerning certain disclosures made therein.

A copy of the Agreement for Termination and Release is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Agreement for Termination and Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AB International Group Corp.

/s/ Chiyuan Deng

Chiyuan Deng

President

Date: November 1, 2018

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